SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2000

                           IRON MOUNTAIN INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   1-13045                     23-2588479
      ------------                   -------                     ----------
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
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          (Address of principal executive offices, including zip code)




                                 (617) 535-4766
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              (Registrant's telephone number, including area code)






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Item 5.  Other Events

         On June 23, 2000, Iron Mountain Incorporated (the "Company") announced that Chairman and Chief Executive Officer Richard Reese will assume additional responsibilities as the President of the Company and that the current President,
J. Peter Pierce, is resigning to pursue other interests. Mr. Pierce will continue as a member of the Company's Board of Directors. The Company also announced that Bob Miller has been appointed the chief operating officer of the Company's Records Management Division. For more information, see the Company's press release, dated June 23, 2000, which is attached herewith as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.       Item

99                Press Release, dated June 23, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IRON MOUNTAIN INCORPORATED
                                    (Registrant)




                                    By: /s/  Jean A. Bua
                                        Jean A. Bua
                                        Vice President and Corporate Controller


Date:   June 23, 2000